UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: March 25, 2008 (Date of earliest event reported)

CINCINNATI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	0-4604	31-0746871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 S. Gilmore Road, Fairfield, Ohio		45014-5141
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 870-2000

N/A (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 25, 2008, the compensation committee of the board of directors of Cincinnati Financial Corporation granted annual incentive cash bonuses under the 2006 Incentive Compensation Plan to be earned if performance targets established for 2008 are achieved.

Name	2008 Annual Incentive Bonus Grant Amount
John J. Schiff, Jr. Chief Executive Officer Cincinnati Financial	$400,000

Name	2008 Annual Incentive Bonus Grant Amount
James E. Benoski Chief Insurance Officer, President and Chief Operating Officer Cincinnati Financial Corporation	$300,000
Kenneth W. Stecher Chief Financial Officer and Executive Vice President Cincinnati Financial Corporation	$150,000
Thomas A. Joseph Senior Vice President The Cincinnati Insurance Company	$100,000
Jacob F. Scherer, Jr. Senior Vice President The Cincinnati Insurance Company	$100,000

  Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI FINANCIAL CORPORATION

Date: March 31, 2008	/S/ James E. Benoski
James E. Benoski
Chief Insurance Officer, President and Chief Operating Officer Cincinnati Financial Corporation